Putnam
New York
Tax Exempt
Opportunities
Fund

SEMIANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Based on tax-equivalent yields alone, muni funds easily outshine most taxable-bond funds."

                             -- Morningstar Mutual Funds, March 1997

* According to Lipper Analytical Services, Putnam New York Tax Exempt Opportunities Fund's class A share total return ranked 9 out of 94 New York municipal bond funds for the one-year period ended March 31, 1997, placing the fund in the top 10% in this category.*


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

16 Financial statements

* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 3/31/97, class A shares ranked 27 out of 43 funds for 5-year performance; class B shares ranked 40 out of 94 and 33 out of 61 funds for 1- and 3-year performance, respectively; class M shares ranked 20 out of 94 funds for 1-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The Federal Reserve Board's increase in the federal funds rate just before the midpoint of Putnam New York Tax Exempt Opportunities Fund's fiscal year was hardly a surprise to your fund's management team. Fund Manager Howard Manning had already positioned the portfolio defensively in response to the unsettled market environment that had prevailed during much of the period.

Besides taking the defensive actions that he explains in the following management report, Howard has been seeking investments in industry sectors likely to benefit from a strong economy. As a result, he believes the portfolio is positioned not only to weather continued market volatility but also to benefit from what, in his view, will be sustained strong demand for municipal bonds.

In his report, Howard also reviews your fund's performance during the first half of fiscal 1997 and presents his views on prospects for the remainder of the year.

Respectfully yours,



/S/GEORGE PUTNAM

George Putnam

Chairman of the Trustees

May 21, 1997



Report from the Fund Manager
Howard K. Manning

Ever-changing market dynamics, combined with increasingly complex investment choices, make the correct evaluation of numerous risk/reward relationships the most important part of the portfolio management process. Since our assessment of potential rewards and risks guides all investment decisions, it is also the place where professional management adds the most value.

Over the first half of Putnam New York Tax Exempt Opportunities Fund's 1997 fiscal year, the six months ended March 31, 1997, our evaluations helped identify attractive positioning opportunities with regard to credit quality, coupon structure, and the yield curve. Although the period was not a favorable one for fixed-income funds in general, we believe the decisions we made over the past few months should enable the fund to continue its record of solid returns. For complete performance information, please turn to page 9.

* SEEKING RELATIVE VALUE IN A RISING RATE ENVIRONMENT

The environment for New York municipal bonds largely reflected that of the national market over the period. As the national economy maintained its strength, investors' concerns about higher inflation and the possibility of a tighter monetary policy pushed interest rates higher. Echoing these concerns, the Federal Reserve Board did, in fact, raise the federal funds rate by a quarter of a percentage point in March 1997. (This benchmark for short-term interest rates is the rate banks use for overnight loans.)

The inverse relationship between interest rates and bond prices -- as interest rates rise, bond prices fall and vice versa -- inevitably brought bond prices down during the period. Our management goals became twofold: to preserve net asset value and to take advantage of higher interest rates to boost the fund's yield. In this environment, we relied on careful credit selection to secure yield opportunities, building around a core of investments designed to provide the portfolio with a neutral interest-rate stance. However, our determination of relative value was the key to your fund's performance.

For example, we structured the portfolio with a core of bonds with coupons in the 6% to 6 1/2% range. These replaced lower-coupon bonds with longer maturities and greater interest-rate sensitivity, which would be expected to have more appreciation potential in a neutral or falling rate environment.

Over the past six months, we have particularly emphasized bonds with stated maturities of 15 to 20 years. These bonds offer attractive yield levels now, combined with the potential to increase in value as they grow closer to maturity and rotate toward the shorter end of the yield curve -- a phenomenon known as "curve roll" or "coupon roll." Capitalizing on this appreciation potential -- which operates independently of interest-rate changes -- can enable us to build the overall value of the portfolio over time.

To gain a historical perspective on relative value, we also monitor events and the changing yield relationships between different municipal bond and quality sectors. This enables us to determine which bonds and sectors are attractively priced and which appear overvalued.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                    18.7%

Utilities                    16.4%

Transportation               16.0%

Health care                  13.4%

Water and sewerage           12.8%

Footnote reads:
* Based on net assets as of 3/31/97. Holdings will vary over time.

* SEASONAL CYCLES PROVIDE ADDITIONAL OPPORTUNITIES

The arduous process of negotiating New York State and City budgets often results in seasonal yield swings for New York municipal bonds. Over the past several years, bond yields have become attractive as investors anticipate the difficulties of pending legislative negotiations. Yields have continued to increase -- and prices to decline accordingly -- as budget impasses give way to fiscal resolutions and a mounting new supply of bonds. Once the new supply subsides, prices generally improve, pushing yields lower on a comparative basis.

Accordingly, we reduced the fund's holdings in New York state, New York City, and state-appropriated bonds over this period as their yields became less attractive on a relative basis. We believe this was seasonal in nature, based on the budget cycle of each of these entities, and we expect to rebuild the fund's positions as we reach the point in the budget cycle at which yields once again become more attractive.

* CREDIT AND SECTOR RESEARCH HELP ENHANCE STABILITY

Over the semiannual period, we upgraded the portfolio's quality by investing in Aaa-insured and Aa-rated bonds. Higher-quality bonds offered better relative value than those that were lower rated over the last six months, since they provided little in the way of a yield differential to compensate investors for their higher credit risk. We also have been emphasizing essential-service revenue bonds. These bonds are self-funding; the income paid to investors comes from the fees paid by users of these services. Therefore, state and city budget issues have little effect on the financial well-being of these issuers and the prices of their securities tend to remain relatively stable.

Astute credit research and the ability to seize opportunity dovetailed as we secured positions in two industrial development bonds that best exemplify our yield focus, those of American Airlines and Visy Paper, Inc. As of the end of the reporting period, these holdings represented approximately 7% of your fund's market value.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A                       12.8%

Aa                      23.8%

Aaa                     26.8%

B and below              3.1%

Ba                       8.9%

Baa                     24.6%

Footnote reads:
* As a percentage of market value as of 3/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

In our opinion, American Airlines is one of the top companies in an industry that we believe exhibits very positive attributes. These bonds offered a high yield at purchase; we believe that going forward they will provide the opportunity for both attractive income and price appreciation.

Visy Paper, Inc. manufactures lightweight, high-performance linerboard. Its BB+ rated bonds carry one of the highest yields available in the New York municipal bond market. We consider the company's credit quality more than sufficient to justify the risk of investing in these bonds, especially since high-yield bonds that are attractive from a credit-quality perspective have become increasingly scarce. In both cases, we monitored the bonds' yield levels and were ready to take advantage of purchase opportunities as sellers appeared. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

* CURRENT STRATEGY COMBINES DEFENSIVE POSITIONING WITH OPPORTUNISTIC OUTLOOK

Looking forward, we will continue to seek strong relative value while working to keep the portfolio as cushioned as possible from the effects of changing interest rates. We will also continue to monitor attractive issues and watch for potential purchase opportunities.

Two situations we are watching closely are New York City Health and Hospital Corporation and the merger of Long Island Lighting Co. (LILCO) with Brooklyn Union Gas. New York City Health and Hospital Corporation, an arm of the city government, has been authorized to issue $3 billion in debt to repair and maintain the infrastructure of New York City's health-care system. Given the scope of the project and the magnitude of the financing, we believe that bonds will be priced attractively for investors.

The LILCO-Brooklyn Union Gas merger also is expected to generate enormous supply over the next five years. Long Island Power Authority is anticipated to issue up to $7 billion worth of bonds on behalf of this new entity. We are following this merger carefully and anticipate participating when we consider that the bonds' potential for yield and credit quality improvement create compelling value.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Opportunities Fund is designed for investors seeking high current income free from federal, New York State, and New York City income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 3/31/97

                              Class A         Class B         Class M
(inception date)             (11/7/90)        (2/1/94)        (2/10/95)
                            NAV     POP      NAV    CDSC     NAV    POP
--------------------------------------------------------------------------
6 months                  1.84%   -2.97%   1.51%   -3.45%   1.57%  -1.76%
--------------------------------------------------------------------------
1 year                    5.83     0.77    5.14     0.14    5.39    2.01
--------------------------------------------------------------------------
5 years                  37.55    31.05      --       --      --      --
Annual average            6.58     5.56      --       --      --      --
--------------------------------------------------------------------------
Life of class A          56.10    48.75      --       --      --      --
Annual average            7.20     6.40      --       --      --      --
--------------------------------------------------------------------------
Life of class B             --       --   13.94    11.03      --      --
Annual average              --       --    4.22     3.37      --      --
--------------------------------------------------------------------------
Life of class M             --       --      --       --   15.48   11.68
Annual average              --       --      --       --    6.96    5.30
--------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                                                  Lehman Bros.      Consumer
                                                  Municipal Bond     Price
                                                     Index           Index
------------------------------------------------------------------------------
6 months                                              2.31%           1.39%
------------------------------------------------------------------------------
1 year                                                5.47            2.76
------------------------------------------------------------------------------
5 years                                              41.42           14.86
Annual average                                        7.18            2.81
------------------------------------------------------------------------------
Life of class A                                      62.96           19.85
Annual average                                        7.91            2.87
------------------------------------------------------------------------------
Life of class B                                      14.78            9.44
Annual average                                        4.45            2.90
------------------------------------------------------------------------------
Life of class M                                      18.99            6.45
Annual average                                        8.37            2.97
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%. Performance data prior to 5/11/92 do not reflect operation under the fund's current investment objective and policies.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97

                                    Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                 6               6               6
------------------------------------------------------------------------------
Income1                            $0.243187      $0.213732        $0.229166
------------------------------------------------------------------------------
Capital gains                          --             --               --
------------------------------------------------------------------------------
  Total                            $0.243187      $0.213732        $0.229166
------------------------------------------------------------------------------
Share value:                      NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
9/30/96                          $8.87   $9.31       $8.86       $8.86   $9.16
------------------------------------------------------------------------------
3/31/97                           8.79    9.23        8.78        8.77    9.06
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2            5.66%   5.39%       5.00%       5.35%   5.18%
------------------------------------------------------------------------------
Taxable equivalent3              10.50   10.00        9.27        9.92    9.61
------------------------------------------------------------------------------
Current 30-day SEC yield4         5.25    5.00        4.59        4.88    4.72
------------------------------------------------------------------------------
Taxable equivalent3               9.74    9.27        8.51        9.05    8.75
------------------------------------------------------------------------------
1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 46.08% combined federal, state and city tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



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Portfolio of investments owned
March 31, 1997 (Unaudited)

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (101.3%) *
                                                                        RATINGS**                      VALUE
New York (98.0%)
------------------------------------------------------------------------------------------------------------
      2,635,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds (Eddygate
                   Park Apts.), 9s, 6/1/06                                     BBB/P          $    2,752,178
      2,650,000  Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                   Rev. Bonds (Champion Intl. Corp.), 7.2s, 12/1/20            Baa                 2,858,688
      4,500,000  Metropolitan Trans. Auth. Commuter Fac. Rev.
                   Bonds, Ser. A, FGIC, 6.1s, 7/1/26                           Aaa                 4,590,000
      2,500,000  Metropolitan Trans. Auth. Dedicated Tax Fund
                   Rev. Bonds, Ser. A, MBIA, 6 1/4s, 4/1/11                    Aaa                 2,706,250
                 NY City, G.O. Bonds
      1,310,000    Ser. D, 8 1/4s, 8/1/11                                      Baa                 1,478,663
        370,000    Ser. D, Prerefunded, 8 1/4s, 8/1/11                         Aaa                   424,113
        300,000    Ser. B, 8 1/4s, 6/1/05                                      Baa                   349,500
      5,000,000    Ser. G, 6 3/4s, 2/1/09                                      Baa                 5,337,500
        380,000    Ser. F, 3s, 11/15/00                                        Baa                   356,250
      1,000,000  NY City, G.O. AMBAC, 8.33s, 9/1/11                            Aaa                 1,045,000
                 NY City, Indl. Dev. Rev. Bonds (Visy Paper Inc.)
      4,000,000    7.8s, 1/1/16                                                BB/P                4,250,000
      5,000,000    7.95s, 1/1/28                                               BB/P                5,312,500
                 NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
      8,230,000    (Parking Corp.), 8 1/2s, 12/30/22                           BB/P                8,991,275
      1,750,000    (The Lighthouse Inc.), 6 1/2s, 7/1/22                       Aa                  1,811,250
                 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
      4,000,000    (American Airlines Inc.) 6.9s, 8/1/24                       Baa                 4,285,000
      3,965,000    (Terminal One Group Assn.), 6 1/8s, 1/1/24                  A                   3,865,875
      3,500,000  NY City, Muni. Assistance Corp. Rev. Bonds,
                   Ser. I, 6 1/4s, 7/1/05                                      Aa                  3,762,500
                 NY City, Muni. Wtr. & Swr. Fin. Auth.
      5,000,000    MBIA, 6.82s, 6/15/13                                        Aaa                 4,606,250
      2,000,000    Ser. A, AMBAC, 6s, 6/15/09                                  Aaa                 2,140,000
      2,000,000    Ser. B, MBIA, 5 3/4s, 6/15/26                               Aaa                 1,942,500
      5,000,000  NY State G.O. Bonds, Ser. A, 5.3s, 7/15/16                    A                   4,675,000
                 NY State Dorm. Auth. Rev. Bonds
        170,000    (City U.), Ser. D, 8 3/4s, 7/1/03                           Baa                   199,538
      5,250,000    (City U.), Ser. D, 8.2s, 7/1/12                             Baa                 5,565,000
      7,225,000    (City U.), Ser. C, 8 1/8s, 7/1/08                           Baa                 7,658,500
      2,750,000    (Long Island Med. Ctr.), Ser. A, FHA Insd.,
                   7 3/4s, 8/15/27                                             AAA                 2,872,760
        835,000    (NY Dept of Ed.), 7 3/4s, 7/1/21                            Baa                   942,506
      5,000,000    (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13               Baa                 5,850,000
      1,605,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/30                        Aa                  1,743,431
      6,000,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/20                        Aa                  6,517,500
        500,000    (Wildwood School), 7.3s, 7/1/15                             A                     556,250
      2,050,000    (Our Lady Of Mercy), FHA Insd., 6.3s, 8/1/32                AA                  2,091,000
      2,500,000    (Mental Hlth.), Ser. E, AMBAC, 6s, 8/15/07                  Aaa                 2,631,250
      4,550,000    (City U. Syst.), MBIA, 5 1/2s, 7/1/24                       Aaa                 4,299,750
        725,000    (State U. Edl. Fac.), Ser. B, zero%, 5/15/09                Baa                   361,594
      2,000,000  NY State Energy Res. & Dev. Auth. Gas Fac. IFB
                   (Brooklyn Union Gas Co.), Ser. B,
                   10.071s, 7/1/26                                             A                   2,345,000
      3,500,000  NY State Energy Res. & Dev. IFB (Brooklyn
                   Union Gas Co.), 8.852s, 4/1/20                              A                   3,836,875
                 NY State Energy Res. & Dev. Auth. Poll.
                   Control Rev. Bonds
      1,000,000    (Hudson Gas), Ser A., FGIC, 7 3/8s, 10/1/14                 Aaa                 1,086,250
      1,700,000    (Hudson Gas), Ser B., FGIC, 7 3/8s, 10/1/14                 Aaa                 1,846,625
      1,750,000    (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC,
                   7.2s, 7/1/29                                                Aaa                 1,962,188
      2,100,000  NY State Energy Res. & Dev. Auth. Poll. Control
                   VRDN (Niagara Mohawk Pwr.), Ser. A,
                   3.8s, 7/1/15                                                Aa                  2,100,000
                 NY State Energy Res. & Dev. Auth. Rev. Bonds
      1,250,000    (Cons. Edison Co. of NY), Ser. C, 7
                   1/4s, 11/1/24                                               A                   1,309,375
     10,000,000    AMBAC, 6.1s, 5/15/20                                        Aaa                10,187,500
                 NY State Env. Fac. Corp. Poll. Control Rev.
                   Bonds (State Wtr. Revolving Fund)
     16,200,000    Ser. A, 7 1/2s, 6/15/12                                     Aa                 17,678,250
      1,000,000    Ser. B, 7 1/2s, 3/15/11                                     Aa                  1,071,250
      7,185,000    7s, 6/15/12                                                 Aa                  7,831,650
        500,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                   Rev. Bonds, Ser. A, 7 1/4s, 9/15/12                         Baa                   544,375
      2,900,000  NY State Local Govt. Assistance Corp. Rev.
                   Bonds, Ser. C, 5 1/2s, 4/1/17                               A                   2,791,250
                 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
        610,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. B,
                   FHA Insd., 8 7/8s, 8/15/27                                  AA                    639,292
        215,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08          Baa                   237,306
        180,000    (Mental Hlth. Svcs. Fac.), Ser. B, Prerefunded,
                   7 7/8s, 8/15/08                                             Aaa                   201,150
         70,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19            Baa                    74,813
      2,000,000    MBIA, 7.6s, 2/15/29                                         Aaa                 2,132,500
        230,000    (Mental Hlth. Svcs. Fac), Ser. A, 7 1/2s, 2/15/21           Baa                   251,850
        205,000    (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18            Baa                   224,988
        510,000    (Mental Hlth. Svcs. Fac.), Ser. D, Prerefunded,
                   7.4s, 2/15/18                                               BBB                   573,113
      5,750,000    (North Shore U. Hosp.), MBIA, 7.2s, 11/1/20                 Aaa                 6,253,125
        200,000    (Bronx, Lebanon & the Jamaica Hosps.),
                   Ser. A, 7.1s, 2/15/27                                       Baa                   203,750
        700,000    (Hosp. & Nursing Home Insd. Mtge.),
                   Ser. D, FHA Insd., 6.6s, 2/15/31                            AAA                   725,375
      4,300,000  NY State Thruway Auth. Rev. Bonds,
                   Ser. B, FGIC, 6s, 4/1/14                                    Aaa                 4,391,375
                 NY State Urban Dev. Corp. Rev. Bonds
      1,685,000    (Clarkson Ctr.), 5 1/2s, 1/1/20                             Baa                 1,573,369
      3,345,000    (Clarkson Ctr.), 5 1/2s, 1/1/15                             Baa                 3,165,202
      2,000,000    (Syracuse U.), 5 1/2s, 1/1/15                               Baa                 1,892,500
      5,000,000    (Ctr. for Indl. Innovation), 5 1/2s, 1/1/13                 Baa                 4,775,000
      5,755,000  Port Auth. NY & NJ Special Oblig. Rev. Bonds
                   (Continental/Eastern Laguardia),
                   9 1/8s, 12/1/15                                             B                   6,503,150
                 Port Auth. NY & NJ Cons. Rev. Bonds
        175,000    Ser. 78, 6 1/2s, 10/15/08                                   AA                    186,813
      2,000,000    Ser. 83, 6 3/8s, 10/15/17                                   AA                  2,080,000
      1,240,000  Triborough Bridge & Tunnel Auth. Rev. Bonds,
                   Ser. B, 6s, 1/1/07                                          Aa                  1,331,450
      1,445,000  Valley Hlth. Dev. Corp. Mtge. Rev. Bonds
                   (Valley Hlth. Project), FHA Insd., 11.3s, 2/1/23            A                   1,708,713
                                                                                              --------------
                                                                                                 202,544,793

Puerto Rico (3.3%)
------------------------------------------------------------------------------------------------------------
      4,700,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Hwy. IFB,
                   Ser. W, 6.958s, 7/1/08                                      A                   4,670,625
      1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
                   Bonds, Ser. Y, 6 1/4s, 7/1/13                               A                   1,063,750
      1,000,000  PR Indl. & Environmental Poll. Control Fac. Fin.
                   Auth. Rev. Bonds, 7.6s, 5/1/14                              A1                  1,081,250
                                                                                              --------------
                                                                                                   6,815,625
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $209,985,175) ***                                    $  209,360,418
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $206,655,255.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $209,993,873, resulting in gross unrealized appreciation and depreciation of $2,959,108 and $3,592,563, respectively, or net unrealized depreciation of $633,455.

The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 1997.

The fund had the following industry group concentrations greater than 10% at March 31, 1997 (as a percentage of net assets):

       Education          18.7%
       Utilities          16.4
       Transportation     16.0
       Health care        13.4
       Water & Sewer      12.8

The fund had the following insurance concentration greater than 10% at March 31, 1997 (as a percentage of net assets):

       MBIA               10.6%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31,1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $209,985,175) (Note 1)                                              $  209,360,418
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,172,042
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            3,518,352
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      242,093
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            2,044,789
---------------------------------------------------------------------------------------------------
Total assets                                                                            216,337,694

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       344,333
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          8,559,927
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  245,197
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                310,930
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   24,102
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 8,014
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,810
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      115,815
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       72,311
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         9,682,439
---------------------------------------------------------------------------------------------------
Net assets                                                                              206,655,255

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $  206,997,192
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 73,116
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
(Note 1)                                                                                    209,704
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                                 (624,757)
---------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                           $  206,655,255

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($158,335,915 divided by 18,022,235 shares)                                                   $8.79
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.79)*                                        $9.23
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($46,568,300 divided by 5,305,283 shares)***                                                  $8.78
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,751,040 divided by 199,652 shares)                                                        $8.77
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.77)**                                       $9.06
---------------------------------------------------------------------------------------------------
*   On single retail redemption less than $25,000. On sale of $25,000 or more and on group sales the offering price is reduced.

**  On single retail redemption less than $50,000. On sale of $50,000 or more and on group sales the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31,1997 (Unaudited)

Tax exempt interest income:                                                           $  6,656,100
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           633,814
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             107,897
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           14,815
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,554
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      164,646
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      190,380
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        3,914
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     10,688
--------------------------------------------------------------------------------------------------
Registration fees                                                                            4,071
--------------------------------------------------------------------------------------------------
Auditing                                                                                    17,487
--------------------------------------------------------------------------------------------------
Legal                                                                                        7,605
--------------------------------------------------------------------------------------------------
Postage                                                                                     12,258
--------------------------------------------------------------------------------------------------
Other                                                                                        6,206
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,177,335
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (65,260)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,112,075
--------------------------------------------------------------------------------------------------
Net investment income                                                                    5,544,025
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           718,251
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                     203,200
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                            (2,790,951)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (1,869,500)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $  3,674,525
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended        Year ended
                                                                                           March 31       September 30
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  5,544,025       $ 11,366,117
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            921,451          3,234,528
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                               (2,790,951)        (1,860,238)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      3,674,525         12,740,407
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (4,512,090)        (9,635,133)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,079,464)        (1,614,654)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (40,415)           (51,638)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital
share transactions (Note 4)                                                              (6,844,587)        14,250,689
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (8,802,031)        15,689,671

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     215,457,286        199,767,615
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
  income of $73,116  and $161,060, respectively)                                        206,655,255        215,457,286
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                  Year ended September 30
---------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993              1992
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.87            $8.80            $8.48            $9.12            $8.86             $8.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .24              .49              .52              .54              .57               .63 (c)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.08)             .07              .32             (.62)             .27               .19
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .16              .56              .84             (.08)             .84               .82
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.24)            (.49)            (.52)            (.54)            (.57)             (.63)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --             (.01)               --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --             (.02)              --                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.24)            (.49)            (.52)            (.56)            (.58)             (.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.79            $8.87            $8.80            $8.48            $9.12             $8.86
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           1.84*            6.48            10.27             (.89)            9.80              9.89
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $158,336         $172,170         $175,210         $175,741         $170,533          $108,609
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .49*            1.00             1.01              .98             1.02               .91 (c)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.69*            5.53             6.12             6.22             6.32              7.04 (c)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             79.85*          270.34           120.38            13.85            17.68             11.56
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the year ended September 30, 1992 reflect a reduction of $0.02 per share.






Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         March 31                                       Feb. 1, 1994+
operating performance                                           (Unaudited)          Year ended September 30      to Sept. 30
------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.86            $8.79            $8.48             $9.07
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .21              .43              .47               .32
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.08)             .07              .31              (.60)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .13              .50              .78              (.28)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.21)            (.43)            (.47)             (.31)
------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --                --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --                --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.21)            (.43)            (.47)             (.31)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $8.78            $8.86            $8.79             $8.48
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             1.51*            5.78             9.46             (3.06)*
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $46,568          $41,795          $24,259            $8,622
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .81*            1.66             1.65              1.05*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.36*            4.83             5.28              3.39*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               79.85*          270.34           120.38             13.85
------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the year ended September 30, 1992 reflect a reduction of $0.02 per share.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                          March 31       Year ended    Feb. 10, 1995+
operating performance                                                            (Unaudited)        Sept. 30      to Sept. 30
------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $8.86            $8.79             $8.51
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .22              .47               .31
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             (.08)             .06               .29
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .14              .53               .60
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.23)            (.46)             (.32)
------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --                --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --               --                --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.23)            (.46)             (.32)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $8.77            $8.86             $8.79
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              1.57*            6.15              7.11*
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $1,751           $1,492              $299
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .64*            1.30               .83*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              2.53*            5.03              3.21*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                79.85*          270.34            120.38
------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the year ended September 30, 1992 reflect a reduction of $0.02 per share.




Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes which Putnam Management believes does not involve undue risk to income or principal by investing primarily in a portfolio of investment grade New York tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $424,000 available to offset future capital gains, if any, which will expire on September 30, 2003.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the value of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it invests to increase its current returns.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% of any excess thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $65,260 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $570 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $14,938 and $581 from the sale of class A and class M shares, respectively and $86,040 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $651 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $241,542,117 and $242,607,860, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,584,269      $14,088,998
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       247,630        2,202,589
------------------------------------------------------------
                                  1,831,899       16,291,587

Shares
repurchased                      (3,219,665)     (28,651,131)
------------------------------------------------------------
Net decrease                     (1,387,766)    $(12,359,544)
------------------------------------------------------------

                                            Year ended
                                        September 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,450,704    $  48,248,509
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       536,654        4,753,649
------------------------------------------------------------
                                  5,987,358       53,002,158

Shares
repurchased                      (6,484,353)     (57,331,874)
------------------------------------------------------------
Net decrease                       (496,995)   $  (4,329,716)
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,024,938      $ 9,110,681
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        69,954          621,854
------------------------------------------------------------
                                  1,094,892        9,732,535

Shares
repurchased                        (506,084)      (4,494,883)
------------------------------------------------------------
Net increase                        588,808      $ 5,237,652
------------------------------------------------------------

                                            Year ended
                                        September 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,494,552     $ 22,114,554
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       106,657          942,403
------------------------------------------------------------
                                  2,601,209       23,056,957

Shares
repurchased                        (644,236)      (5,668,228)
------------------------------------------------------------
Net increase                      1,956,973     $ 17,388,729
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          33,990        $ 302,017
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,619           23,266
------------------------------------------------------------
                                     36,609          325,283

Shares
repurchased                          (5,393)         (47,978)
------------------------------------------------------------
Net increase                         31,216        $ 277,305
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         141,757      $ 1,255,609
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         4,139           36,540
------------------------------------------------------------
                                    145,896        1,292,149

Shares
repurchased                         (11,419)        (100,473)
------------------------------------------------------------
Net increase                        134,477      $ 1,191,676
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGERS] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[PUTNAM LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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32905-854/228/759   5/97